UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2021

SYSOREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55924	68-0319458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane Suite 175 Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-929-3871

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement Offering

On August 13, 2021, Sysorex, Inc. (the “Company”) consummated the second closing (the “Second Closing”) of a private placement offering (the “Offering”) pursuant to the terms and conditions of that certain Securities Purchase Agreement, dated as of July 7, 2021 (the “Purchase Agreement”), between the Company and thirty-nine (39) accredited investors (the “Purchasers”). At the Second Closing, the Company sold the Purchasers (i) twelve-and-one-half-percent (12.5%) Original Issue Discount Senior Secured Convertible Debentures (the “Debentures”) in an aggregate principal amount of $3,976,875 and (ii) warrants (the “Warrants” and together with the Debentures, the “Underlying Securities”) to purchase up to 1,862,279 shares of common stock of the Company (the “Common Stock”), subject to adjustments provided by the Warrants, or units of Common Stock and Common Stock purchase warrants, which represents one hundred percent (100%) warrant coverage. The Company received a total of $3,535,000.00 in gross proceeds following the Second Closing, taking into account the twelve-and-one-half-percent (12.5%) original issue discount, before deducting offering expenses and commissions. The maximum number of shares of Common Stock that may be issued through the conversion of the Debentures and the exercise of the Warrants sold at the Second Closing is 3,724,558 as of August 13, 2021 (the “Original Issue Date”).

The Company may hold one or more subsequent closings at any time prior to September 1, 2021, unless otherwise extended to October 1, 2021, to sell additional Underlying Securities in an aggregate principal amount up to $1,220,625 (the entirety of which would constitute the exercise of an over-allotment option of $1,687,500).

The Purchase Agreement contains customary representations, warranties, and covenants of the Company, including, among other things and subject to certain exceptions, covenants that restrict the ability of the Company and its wholly-owned subsidiaries – TTM Digital Assets & Technologies, Inc. and Sysorex Government Services, Inc. (collectively, the “Subsidiaries”) without the prior written consent of the Debenture holders, to incur additional indebtedness, and repay outstanding indebtedness, create or permit liens on assets, redeem its Common Stock, settle outstanding litigation, or enter into transactions with affiliates.

As previously reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2021, the Company and Joseph Gunnar & Co. LLC, a U.S. registered broker-dealer (“Gunnar”), entered into a placement agency agreement (the “Placement Agency Agreement”) on July 7, 2021, in connection with the Offering. As a result of the foregoing, the Company paid the Placement Agent an aggregate commission of $353,500 in connection with the Second Closing. Additionally, the Placement Agent is entitled to the issuance of warrants (the “PA Warrants”) on the terms identical to the Warrants sold.

Each investor in the Offering was required to represent that, at the time of the applicable closing, it was an accredited investor as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), and that there was no general solicitation or advertising in connection with the Offering.

Debentures

The Debentures mature on August 13, 2022, subject to a three (3)-month extension upon mutual agreement of the Company and the holder. The Debentures bear interest at 8% per annum payable quarterly on January 1, April 1, July 1, and October 1, beginning on the first such date after the Original Issue Date, subject to certain exceptions provided therein. The Debentures are convertible into shares of Common Stock at any time following the date of issuance and prior to Mandatory Conversion (as defined below) at the conversion price equal to the lesser of: (i) $18.00, subject to adjustment herein and (ii) eighty percent (80%) of the average of the VWAP (as defined in the Debentures) of the Common Stock during the five (5) Trading Day (as defined in the Debentures) period immediately prior to the applicable Conversion Date (as defined in the Debentures); provided however, that if at any time after the Original Issue Date there shall be an Event of Default (as defined in the Debentures), the conversion price in effect on any Conversion Date shall be the lesser of: (i) the $18.00, subject to adjustment herein, and (ii) fifty percent (50%) of the average of the VWAP of the Common Stock during the five (5) Trading Day period immediately prior to the applicable Conversion Date. The Debentures are subject to mandatory conversion (“Mandatory Conversion”) in the event the Company closes a registered public offering of its Common Stock and receives gross proceeds of not less than $40,000,000 and at the completion of which the Company’s securities are traded on a national exchange (“Qualified Offering”). The Debentures rank senior to all existing and future indebtedness of the Company and the Subsidiaries, except for certain outstanding senior indebtedness. The Company shall covenant not to issue any securities ranking higher or pari-passu to the Debentures. The Debentures also contain certain price protection provisions providing for adjustment of the number of shares of Common Stock issuable upon conversion of the Debentures in case of certain future dilutive events or stock-splits and dividends.

Warrants

The Warrants are exercisable for five (5) years from August 13, 2021, at an exercise price equal to (i) in the event that a Qualified Offering is consummated prior to the exercise of the Warrant, the price per share or unit (if units are offered in the Qualified Offering) at which the Qualified Offering is made (“Qualified Offering Price”), subject to adjustment thereunder, or (ii) in the event that no Qualified Offering has been consummated, the lower of: (A) $18.00 and (B) an amount equal to eighty percent (80%) of the average of VWAP for the Common Stock over the five (5) Trading Days preceding the date of the delivery of the applicable exercise notice. Notwithstanding the above, the “Exercise Price” following the occurrence of an Event of Default shall mean the lower of: (A) $18.00 and (B) an amount equal to fifty percent (50%) of the average of VWAP for the Common Stock over the five (5) Trading Days preceding the date of the delivery of the applicable exercise notice or (C) the Qualified Offering Price. The Warrants have price protection and will be adjusted if the Qualified Offering price is below the exercise price. If there is no effective registration statement covering the resale of the shares underlying the Investor Warrants within six (6) months following the closing of the Qualified Offering: (i) exercise may be via cashless exercise, and (ii) five percent (5%) additional Warrants will be issued by the Company to the holders for any portion of each month without such effective registration statement. The Warrants also contain certain price protection provisions necessitating the adjustment of the amount of securities issuable upon exercise of the Warrants in case of certain future dilutive events or stock splits and dividends.

Security Agreement and Subsidiary Guarantee

The Company’s obligations under the Purchase Agreement and the Debentures are secured by a first priority lien on all of the assets of the Company and the Subsidiaries pursuant to a Security Agreement, dated July 7, 2021 (the “Security Agreement”) by and among the Company, the Subsidiaries, and the Purchasers. The Company’s obligations under the Debentures are jointly and severally, unconditionally, and irrevocably guaranteed by the Subsidiaries having that executed a subsidiary guarantee (the “Guarantee”).

The foregoing description of the terms of the Debentures, the Warrants, the Purchase Agreement, the Security Agreement, the Guarantee, and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the form of Debenture, the form of Warrant, the form of Purchase Agreement, the form of Security Agreement, and the Guarantee, which are included as Exhibits 4.1, 4.2, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Offering

Neither the Debentures, the Warrants, the PA Warrants, nor equity securities issuable upon conversion of the Debentures or exercise of the Warrants or the PA Warrants, if any, have been registered for sale under the Securities Act and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements. The issuance and sale of the Debentures, the Warrants, the PA Warrants was made in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. No form of general solicitation or general advertising was conducted in connection with the issuance. Each of the Debentures, the Warrants, the PA Warrants, and equity securities resulting from their conversion or exercise, if any, contain (or will contain, where applicable) restrictive legends preventing the sale, transfer, or other disposition of such securities, unless registered under the Securities Act or pursuant to an exemption therefrom. The disclosure contained in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of 12.5% Original Issue Discount Senior Secured Convertible Debentures* (incorporated by reference to the Company’s Current Report on Form 8-K filed on July 12, 2021)
4.2	Form of Warrant to purchase shares of common stock or units of common stock and common stock purchase warrants* (incorporated by reference to the Company’s Current Report on Form 8-K filed on July 12, 2021)
10.1	Form of Securities Purchase Agreement* (incorporated by reference to the Company’s Current Report on Form 8-K filed on July 12, 2021)
10.2	Form of Security Agreement* (incorporated by reference to the Company’s Current Report on Form 8-K filed on July 12, 2021)
10.3	Subsidiary Guarantee* (incorporated by reference to the Company’s Current Report on Form 8-K filed on July 12, 2021)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

*	Schedules, exhibits, and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2021	SYSOREX, INC.

	By:	/s/ Wayne Wasserberg
	Name:	Wayne Wasserberg
	Title:	Chief Executive Officer

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